SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 17, 1998
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                              The Chubb Corporation
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                       (Exact name of Registrant as Specified in Charter)

         New Jersey                      1-8661                  13-2595722
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(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)            Identification No.)

15 Mountain View Road
P.O. Box 1615, Warren, New Jersey                                 07061
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  908-903-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

         On December 11, 1998, the Board of Directors of The Chubb Corporation adopted amendments and additions to the following By-law provision: Article III, amended Section 2; added Sections 9 and 10.

         A copy of the amended By-laws are attached hereto as Exhibit 1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE CHUBB CORPORATION

                                            By: /s/ Robert Rusis
                                               --------------------------------
                                                Name:  Robert Rusis
                                                Title: Senior Vice President and
                                                            General Counsel
December 17, 1998


                                 EXHIBIT INDEX

Exhibit No.         Description                                       Page
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     1              By-Laws of The Chubb Corporation



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